UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a‑11(c) or Rule 14a‑12
CAPITAL SOUTHWEST CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

8333 Douglas Avenue, Suite 1100 Dallas, TX 75225 214.238.5700 www.capitalsouthwest.com

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED AUGUST 16, 2023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 11, 2023
To the Shareholders of Capital Southwest Corporation:
    A Special Meeting of Shareholders of Capital Southwest Corporation (“Capital Southwest”) will be held on October 11, 2023, at 9:00 a.m., Central Time (the “Special Meeting”). The Special Meeting will be held in a virtual meeting format setting only. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CSWC2023SM and entering your control number on your proxy card or voting instruction form. The purpose of the Special Meeting is for our shareholders to consider and vote to:

1.Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock (the “Charter Amendment”); and

2.Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.

Capital Southwest's board of directors (the “Board”) recommends you vote “FOR” each of its two proposals.

Shareholders of record at the close of business on August 28, 2023 are entitled to receive notice and to vote at the Special Meeting.

Your vote is very important, regardless of the number of shares owned. Accordingly, please vote or authorize a proxy to vote, whether or not you plan to participate in the Special Meeting. You may vote or authorize your proxy to vote by (1) mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope we have provided; (2) Internet at www.proxyvote.com; (3) phone by calling 1‑800‑690‑6903; or (4) participating in the Special Meeting and voting your shares at the Special Meeting.

If you hold your shares through a broker, bank or other nominee and you want to participate in and vote at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. If you plan to participate in the Special Meeting to vote and are a “shareholder of record” (i.e., you hold shares directly with Capital Southwest or with our transfer agent, American Stock Transfer & Trust Company), no further action is required.

It is important that your shares be represented at the Special Meeting. If you are unable to participate in the Special Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.

Thank you for your support of Capital Southwest Corporation.

By Order of the Board of Directors

Michael S. Sarner
Chief Financial Officer,
Chief Compliance Officer, Secretary, and Treasurer
[ ], 2023
Dallas, Texas

    IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 11, 2023.

    The Notice of Annual Meeting and this Proxy Statement are available online at www.proxyvote.com. This Proxy Statement can also be found on our website www.capitalsouthwest.com under the “SEC Filings” tab or on the SEC’s EDGAR website at www.sec.gov.

The following information applicable to the Special Meeting may be found in the proxy statement and accompanying proxy card:

•the date and time of the Special Meeting and instructions to participate in the Annual Meeting via live webcast;

•a list of the matters intended to be acted on and the Board’s recommendation regarding those matters; and

•control/identification numbers that you need to access your proxy card.

If you have any questions about the Special Meeting, voting your shares or other information related to the proxy solicitation, you may contact Georgeson, the Company's proxy solicitor, at the address and telephone number listed below.

1290 Avenue of the Americas, 9th Floor
New York, NY 10104

Shareholders, Banks and Brokers
Call Toll Free: 888-680-1529

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 11, 2023

GENERAL INFORMATION
    We are furnishing you this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Capital Southwest Corporation, a Texas corporation (the “Company,” “Capital Southwest,” “we,” “us,” or “our”). This Proxy Statement addresses the items of business for a Special Meeting of Shareholders of Capital Southwest (the “Special Meeting”) to be held on October 11, 2023 or any postponement or adjournment thereof. We will hold the Special Meeting at 9:00 a.m. Central Time. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CSWC2023SM. You will be able to vote by following the instructions on the enclosed proxy card. This proxy statement, the proxy card, and any accompanying proxy materials are being mailed to shareholders on or about [ ], 2023.

    We encourage you to vote your shares by participating in the Special Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the enclosed proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Special Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of an amendment to the Articles of Incorporation (the “Charter”) to increase the number of authorized shares of common stock (the “Charter Amendment”) and FOR the approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment, in accordance with the recommendation of the Board.

PURPOSE OF THE SPECIAL MEETING
    At the Special Meeting, you will be asked to vote on the following two proposals:

Proposal 1: Approve an amendment to the Charter to increase the number of authorized shares of common stock; and

Proposal 2: Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.

Our Board recommends that you vote FOR Proposal 1 and Proposal 2.

VOTING INFORMATION
Record Date and Who May Vote
Our Board designated the close of business on August 28, 2023 as the record date (the “Record Date”) for determining shareholders entitled to vote at the Special Meeting. As of the Record Date, we had [ ] shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote at the Special Meeting.

If you are a “shareholder of record” (i.e., you hold shares directly with Capital Southwest or with our transfer agent, American Stock Transfer & Trust Company) as of the Record Date, you may vote your shares by (1) voting through the Internet or by telephone, (2) submitting a completed, signed, and dated proxy card, and (3) participating in the Special Meeting and voting your shares. Specific instructions to be followed by shareholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.

If your shares are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed proxy card, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of common stock on your behalf without your instructions on matters. However, brokers, banks and other nominees will have discretionary authority to vote on the proposal to amend the Charter to increase the number of authorized shares of common stock (Proposal 1) and to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment (Proposal 2). Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals.

If you hold shares of common stock through a broker, bank or other nominee and you want to participate and vote at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. Depending upon your broker or custodian, you may be able to vote either by telephone or through the Internet. Please refer to the enclosed proxy card for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

Voting by Internet, by Phone, by Mail or at the Special Meeting via Live Webcast
If your shares are held directly in your name, you may vote or authorize a proxy to vote using any of the following methods:
•By Internet: Go to www.proxyvote.com and use the Internet to transmit your voting instructions by electronic delivery of information until 11:59 p.m. Eastern Time on October 10, 2023. Have your proxy card in hand when you access the website and follow the instructions.
•By Phone: Call 1‑800‑690‑6903 on any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on October 10, 2023. Have your proxy card in hand when you call and follow the instructions.
•By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions.
•By Live Webcast: You may vote shares held directly in your name at the Special Meeting. If you want to vote shares that you hold in “street name” at the Special Meeting, you must request a legal proxy from your broker, bank or other nominee.
If you sign, date and return your proxy card but do not make any selection on the proxy card, in accordance with the recommendations of the Board, the proxy holders named on your proxy card will vote your shares FOR the approval of: (1) the Charter Amendment; and (2) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.

If your shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your shares, and the account holder is required to vote your shares in accordance with your instructions. In addition, as the beneficial owner of shares, you are entitled to participate in the Special Meeting. If you are a beneficial owner, however, you may not vote your shares at the Special Meeting unless you obtain a legal proxy, executed in your favor, from the account holder of your shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you must provide voting instructions as to all your accounts to vote all your shares.

Confidentiality and Revocability of Proxies

Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card.
If you are a “shareholder of record,” you may revoke a proxy or change your vote at any time before the Special Meeting by any of the following methods:

•sending a written revocation to our Secretary at our principal executive office;
•authorizing your proxy through the Internet or by telephone;
•executing and submitting a later-dated proxy card; or
•voting at the Special Meeting.

Unless you participate in the Special Meeting and vote your shares at the Special Meeting, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the Special Meeting will be able to verify your latest vote.

For shares held in street name, you should follow the instructions in the voting instructions form provided by the account holder to change your vote. If you want to change your vote as to shares held in street name by voting at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting.

Quorum and Adjournment

The Special Meeting will be held only if a quorum is present. The presence at the Special Meeting, present or by proxy, of holders of a majority of the shares entitled to vote at the Special Meeting will constitute a quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

If a quorum is not present at the Special Meeting, the shareholders who are represented may adjourn the Special Meeting until a quorum is present. Such adjournment will be permitted if approved by the holders of a majority of the shares represented via live webcast or by proxy at the Special Meeting, whether or not a quorum is present. Abstentions will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

Vote Required; How Votes Are Counted

All votes will be tabulated by the inspectors of election appointed for the Special Meeting, who will separately tabulate affirmative votes, negative votes and abstentions. Shareholders may not cumulate their votes on any proposals. Assuming a quorum is present at the Special Meeting, the following vote is required to approve each proposal:

Proposal	Vote Required
Proposal 1: Charter Amendment	The affirmative vote of the holders of at least two-thirds of outstanding shares as of the Record Date is required for the approval of this proposal. Because the vote on the proposal is based on the total number of shares outstanding, abstentions will have the same effect as voting “against” the proposal. Because brokers will have discretionary authority to vote for this proposal in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may vote your shares for this proposal.
Proposal 2:
Adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment

The affirmative vote of a majority of the votes cast by holders of our shares as of the Record Date present or represented at the Special Meeting is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for this proposal in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may vote your shares for this proposal.

Information regarding this Solicitation
    The Company will bear all expenses incurred in connection with the solicitation of proxies for the Special Meeting, including the cost of preparing and mailing this Proxy Statement and any accompanying proxy materials to shareholders. In addition, our executive officers and employees may solicit your proxy by telephone or by facsimile transmission, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in “street name”), we have requested that your broker or nominee forward this Proxy Statement and any proxy soliciting materials to you and obtain your voting instructions, for which the Company will reimburse them for reasonable out-of-pocket expenses. Our principal executive office is located at 8333 Douglas Avenue, Suite 1100, Dallas, Texas 75225.

The Company has retained Georgeson to assist in the solicitation of proxies at an anticipated cost of approximately $15,000, plus reimbursement of certain expenses and fees for additional services requested.

Questions
    If you have any questions about the Special Meeting, voting your shares or other information related to the proxy solicitation, you may contact Georgeson, the Company's proxy solicitor, at the address and telephone number listed below.
1290 Avenue of the Americas, 9th Floor
New York, NY 10104

Shareholders, Banks and Brokers
Call Toll Free: 888-680-1529

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date by (1) each NEO; (2) each director of the Board; (3) all of our directors and executive officers as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding common stock. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire through the exercise of any stock option or other right within 60 days of the Record Date. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned. Percentage of ownership is based on [ ] shares of common stock outstanding as of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Interested Director
Bowen S. Diehl(1),(2)	[ ]	[ ]%
Independent Directors
Christine S. Battist(1),(3)	[ ]	[ ]%
David R. Brooks(1)	[ ]	[ ]%
Jack D. Furst(1),(4)	[ ]	[ ]%
Ramona L. Rogers-Windsor(1),(5)	[ ]	[ ]%
William R. Thomas(1),(6)	[ ]	[ ]%
Executive Officers who are not Directors
Michael S. Sarner(1),(7)	[ ]	[ ]%
Joshua S. Weinstein(1),(8)	[ ]	[ ]%
All directors and executive officers as a group (9 persons)	[ ]	[ ]%

*Less than 1%
(1)Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Capital Southwest Corporation, 8333 Douglas Avenue, Suite 1100, Dallas, Texas 75225. None of the shares of Capital Southwest’s common stock owned by our directors, director nominees or executive officers are pledged as security.
(2)Mr. Diehl beneficially owns (i) [ ] shares of common stock directly, including [ ] unvested restricted shares, and (ii) [ ] shares of common stock are held indirectly by PHC Investments, LLC. Mr. Diehl has shared voting and dispositive power with respect to shares held by PHC Investments, LLC, which is fifty percent owned by Mr. Diehl and fifty percent owned by his spouse. The shares held by PHC Investments, LLC are pledged as collateral for a line of collateral for PHC Investments, LLC.
(3)Ms. Battist beneficially owns (i) [ ] shares of common stock directly and (ii) [ ] shares of common stock indirectly through Trust Agreement of Christine Sue Battist dated August 13, 2007, including [ ] unvested restricted shares.
(4)Mr. Furst holds [ ] shares of common stock directly, including [ ] unvested restricted shares, and [ ] shares indirectly through FMAB Partners, LP, a limited partnership controlled by Mr. Furst provided that he holds 50% of the membership interest in the sole general partner of FMAB Partners, LP.
(5)Ms. Rogers-Windsor has sole voting and dispositive power with respect to [ ] shares of common stock, including [ ] unvested restricted shares.
(6)Mr. Thomas holds [ ] shares of common stock directly, including [ ] unvested restricted shares. Mr. Thomas is President and sole manager of Thomas Heritage Company, L.L.C., the sole general partner (the “General Partner”) of Thomas Heritage Partners, Ltd. (the “Partnership”). In such capacity, Mr. Thomas has sole voting and dispositive power with respect to [ ] shares owned by the Partnership. Mr. Thomas beneficially owns [ ] shares of Capital Southwest's common stock held by his minor children.
(7)Mr. Sarner has sole voting and dispositive power with respect to [ ] shares of common stock, including [ ] unvested restricted shares.
(8)Mr. Weinstein holds [ ] shares of common stock directly, including [ ] unvested restricted shares. Mr. Weinstein also beneficially owns [ ] shares of common stock held by his children.

The following table sets forth as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Independent Directors	Dollar Range of Equity Securities Beneficially Owned in CSWC (1)(2)(3)
Christine S. Battist	[ ]
David R. Brooks	[ ]
Jack D. Furst	[ ]
Ramona Rogers-Windsor	[ ]
William R. Thomas	[ ]
Interested Director
Bowen S. Diehl	[ ]

(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on Nasdaq of $[ ] per share as of the Record Date.
(3)The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1: APPROVAL OF THE CHARTER AMENDMENT
The number of authorized shares of common stock under the Charter is currently 40,000,000. On August 15, 2023, the Board unanimously approved an amendment to the Charter to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000 shares, determined that the Charter Amendment is in the best interests of our shareholders, and directed that the Charter Amendment be submitted to the shareholders for approval at the Special Meeting.
Purposes and Effects of Increasing the Number of Authorized Shares

The Charter currently authorizes the issuance of up to 40,000,000 shares of common stock. As of the Record Date, there were [ ] shares of the Company's common stock issued and [ ] shares outstanding. The Board believes that it is desirable to have additional authorized shares of common stock available for possible future issuances to pursue attractive investment opportunities and improve capital resources to enable the Company to compete more effectively for high quality investment opportunities. As of the date of this Proxy Statement, the Company has no agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of common stock as to which authorization is sought.

If approved, this proposal would allow the Board to issue additional shares of common stock without further shareholder approval, unless required by applicable law or stock exchange rules. We are not seeking shareholder approval to issue common stock at a price below net asset value per share at the Special Meeting. Although the Company has no specific plans at this time for use of the additional shares of common stock, having additional authorized shares of common stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special shareholders’ meeting or waiting until the next annual meeting of shareholders. If the Company were unable to access the capital markets by issuing additional shares when attractive opportunities arise, the Company’s ability to grow the balance sheet over time could be adversely affected.

If the Company issues additional shares of common stock, or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share of existing common shareholders.

The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. This proposal will not affect the par value of the Company’s common stock, which will remain at $0.25 per share. Under the Charter, shareholders do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

Certificate of Amendment

If approved, this amendment to the Charter would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of Texas, a form of which is attached as Appendix A, which the Company intends to file promptly after the Special Meeting. In such event, the Charter would be amended to reflect the increase in the number of authorized shares of common stock.

Vote Required

The affirmative vote of the holders of at least two-thirds of outstanding shares as of the Record Date is required for the approval of this proposal. Because the vote on the proposal is based on the total number of shares outstanding, abstentions will have the same effect as voting “against” the proposal. Because brokers will have discretionary authority to vote for this proposal in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may vote your shares for this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the Charter Amendment.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE

The Special Meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the Charter Amendment. The Board seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our shares as of the Record Date present or represented at the Special Meeting is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for this proposal in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may vote your shares for this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE CHARTER AMENDMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the privacy policies of Capital Southwest and its affiliated companies. This notice supersedes any other privacy notice you may have received from Capital Southwest, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about Capital Southwest, and send you proxy statements or other information required by law.

We will periodically review the way that third-party service providers handle information and ensure that it is in compliance with our standards of security and confidentiality. We do not share your information with any non-affiliated third party except as described below.

•The People and Companies that Make Up Capital Southwest. It is our policy that only authorized employees who need to know your personal information will have access to it. Capital Southwest personnel who violate our privacy policy are subject to disciplinary action.

•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

OTHER MATTERS
Under Texas law, the only matters that may be acted on at a special meeting of shareholders are those stated in the Notice of Special Meeting. Accordingly, other than procedural matters relating to the proposal and the adjournment of the Special Meeting, no other business may properly come before the Special Meeting. Should any procedural matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

Shareholder Proposals for 2024 Annual Meeting
Any shareholder proposal for the 2024 annual meeting of shareholders must be sent to our corporate secretary at 8333 Douglas Avenue, Suite 1100, Dallas, Texas 75225, Attention: Secretary. The deadline for receipt of a proposal to be considered for inclusion in the proxy statement for the 2023 annual meeting of shareholders is 5 p.m., Central Time, on February 3, 2024. Our NCG Committee will review all shareholder proposals and makes recommendations to the Board for action on such proposals. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2024 annual meeting of shareholders.

Our bylaws require that any shareholder wishing to nominate a candidate for director or to propose other business at the 2024 annual meeting of shareholders (other than proposals submitted pursuant to Rule 14a-8 under the 1934 Act) must give us written notice between February 3, 2024 and March 4, 2024, unless the 2024 annual meeting of shareholders is called for a date that is not within 30 days before or after the anniversary of the 2023 annual meeting of shareholders, in which case notice must be received in compliance with our bylaws. The notice must comply with the requirements of our bylaws and any applicable law. Any such business should be addressed to our corporate secretary at 8333 Douglas Avenue, Suite 1100, Dallas, Texas 75225, Attention: Secretary. Any proposal or nomination that is not timely received by our Secretary or otherwise does not meet the requirements set forth in our bylaws or applicable SEC rules may not be considered at the next annual meeting.

Reduce Duplicate Mailings
We are required to provide these proxy materials to all shareholders of record. If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions, we or your broker may discontinue mailings of multiple copies.
Once you have received notice from the account holder or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of the proxy materials and you wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate sets of proxy materials, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares in your name. You can notify us by sending a written request to Capital Southwest Corporation, 8333 Douglas Avenue, Suite 1100, Dallas, Texas 75225, Attention: Secretary, or by contacting us at (214) 238‑5700, and we will promptly deliver materials as requested.

CAPITAL SOUTHWEST CORPORATION
ATTN: ALLY BENSON
8333 DOUGLAS AVE, SUITE 1100
DALLAS, TX 75225

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 10, 2023 for shares held directly in a brokerage account or bank, and by 11:59 p.m. Eastern Time on October 8, 2023 for shares held in a plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/CSWC2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 10, 2023 for shares held directly in a brokerage account or bank, and by 11:59 p.m. Eastern Time on October 8, 2023 for shares held in a plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V22430-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAPITAL SOUTHWEST CORPORATION

The Board of Directors recommends you vote FOR Proposals 1 and 2.	**For**	**Against**	**Abstain**
1. To approve an amendment to Capital Southwest Corporation's Articles of Incorporation to increase the number of authorized shares of common stock (the "Charter Amendment").	☐	☐	☐
2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Charter Amendment.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V22431-TBD

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

CAPITAL SOUTHWEST CORPORATION
Special Meeting of Shareholders
October 11, 2023 9:00 AM (CDT)
This proxy is solicited by the Board of Directors

The shareholders hereby appoint Michael S. Sarner and Amy Baker, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Capital Southwest Corporation, that the shareholders are entitled to cast at the Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 AM, CDT on October 11, 2023, virtually, and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement, and revokes any proxy heretofore given with respect to the Special Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein. If you validly sign and return this proxy card but give no instructions, the shares covered on this proxy card will be voted "FOR" each of the proposals in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
CAPITAL SOUTHWEST CORPORATION

Pursuant to the provisions of Section 3.053, Section 21.052 and Sections 21.054-21.055 of the Texas Business Organizations Code (the “TBOC”), Capital Southwest Corporation, a for-profit corporation existing under the TBOC (the “Corporation”), hereby adopts the following Certificate of Amendment to its Articles of Incorporation.

Article I

The name of the Corporation is Capital Southwest Corporation. The Corporation is a for-profit corporation. The file number issued to the Corporation by the Secretary of State is 17385700. The date of formation of the Corporation is April 19, 1961.

Article II

ARTICLE FOUR of the Corporation’s Articles of Incorporation is amended and restated, in its entirety, as follows:

ARTICLE FOUR

The total number of shares of all classes of stock that the corporation shall have the authority to issue is Seventy Five Million (75,000,000) shares of common stock, par value $0.25 per share.

No shareholder shall be entitled, as a matter of right, to purchase or subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, including, but not limited to, treasury stock, or any notes, debentures or bonds, or other securities, convertible into or carrying warrants or options to purchase shares of any class, now or hereafter to be authorized. Any such securities or additional shares of stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion shall be deemed advisable.

Each share of common stock, issued and outstanding, shall be entitled to one vote.

At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

Article III

This certificate of amendment to the Articles of Incorporation has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has, subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument, caused this Certificate of Amendment to the Articles of Incorporation to be signed by a duly authorized officer as of this ___ day of _________, 2023.

CAPITAL SOUTHWEST CORPORATION

By: ________________________
Name: Bowen S. Diehl
Title: Chief Executive Officer

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